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                                                                     Exhibit 1.1
                                                                     -----------

                        EDUCATION MANAGEMENT CORPORATION

                4,500,000 Shares of Common Stock, $.01 par value

                             Underwriting Agreement

                                                               November __, 2001


J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Thomas Weisel Partners LLC
First Analysis Securities Corporation
As Representatives of the several Underwriters
listed in Schedule I hereto
c/o J.P. Morgan Securities Inc.
    60 Wall Street
    New York, New York  10260

Ladies and Gentlemen:

     Education Management Corporation, a Pennsylvania corporation (the "Company"), proposes to issue and sell to the several Underwriters listed in
Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of 3,634,133 shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company, and the shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose severally to sell to the Underwriters an aggregate of 865,867 shares of Common Stock of the Company. The aggregate of 4,500,000 shares to be sold by the Company and the Selling Shareholders is herein called the "Underwritten Shares." At the election of the Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, the Company proposes to issue and sell to the Underwriters an aggregate of 337,500 additional shares of Common Stock of the Company, and the Selling Shareholders propose to sell to the Underwriters an aggregate of 337,500 additional shares of Common Stock of the Company. The aggregate of 675,000 additional shares to be sold by the Company and the Selling Shareholders is herein called the "Option Shares." The Underwritten Shares and the Option Shares are herein referred to as the "Shares." The shares of Common Stock of the Company to be outstanding after giving effect to the sale of the Shares are herein referred to as the "Stock." The Stock, including the Shares, will have attached thereto Preferred Share Purchase Rights (the "Rights") to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share, at an exercise price of $50.00, subject to adjustment (the "Series A Junior Preferred Stock"). The Rights are to be issued pursuant to the Company's Preferred Share Purchase Rights Plan, dated as of October 1, 1996, between the Company and Mellon Investor Services, formerly known as Mellon Bank, N.A., as rights agent (the "Rights Agent"), as amended by Amendment No. 1 thereto, dated as of November 9, 1999, between the Company and the Rights Agent (as so amended, the "Rights Agreement").

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     The Company has prepared and filed with the Securities and Exchange
Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (No. 333-72452), including a prospectus, relating to the Shares and the Rights. The registration statement as amended at the time when it shall become effective, including information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement," and the prospectus in the form first used to confirm sales of Shares is referred to in this Agreement as the "Prospectus." If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

     A portion of the proceeds from the sale of the Shares will be used to finance the acquisition of Argosy Education Group, Inc. and certain of its subsidiaries (collectively, "Argosy"), if completed, pursuant to the Stock Purchase Agreement, dated July 9, 2001 (the "Stock Purchase Agreement"), between Michael C. Markovitz and the Company and the Agreement and Plan of Merger, dated as of July 9, 2001 (the "Argosy Merger Agreement"), among the Company, HAC Inc., a wholly owned subsidiary of the Company, and Argosy Education Group, Inc., which provides for the merger (the "Merger") of HAC Inc. with and into Argosy,
with Argosy surviving.   Following the consummation of the Merger, if
consummated, Argosy will become a wholly owned subsidiary of the Company. As used herein, unless otherwise indicated, the term "Significant Subsidiary" of the Company shall include Argosy.

     The Company and each of the Selling Shareholders hereby agree, severally but not jointly, with the Underwriters as follows:

     1. (a) The Company and each of the Selling Shareholders hereby agree, severally and not jointly, to sell the Underwritten Shares to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of their respective representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company and each of the Selling Shareholders, at a purchase price per share of $_________ (the "Purchase Price), the number of Underwritten Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Shares to be sold by the Company and each of the Selling Shareholders as set forth opposite their respective names in
Schedule II hereto by a fraction, the numerator of which is the aggregate number of Underwritten Shares to be purchased by such Underwriter opposite its name in
Schedule I hereto and the denominator of which is the aggregate number of Underwritten Shares.

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          (b)  In the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares, the Company and each of the Selling Shareholders agree, severally and not jointly, to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company and each of the Selling Shareholders, at the Purchase Price, that portion of the number of Option Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Option Shares by a fraction the numerator of which is the maximum number of Option Shares which such Underwriter is entitled to purchase and the denominator of which is the maximum number of Option Shares that all of the Underwriters are entitled to purchase hereunder, for the sole purpose of covering over-allotments (if any) in the sale of the Underwritten Shares by the several Underwriters. Any such election to purchase Option Shares shall be made in proportion to the maximum number of Option Shares to be sold by the Company and each Selling Shareholder as set forth in Schedule II hereto.

     The Underwriters may exercise the option to purchase the Option Shares at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company and the Attorneys-in-Fact (as defined below). Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

     2. The Company and the Selling Shareholders understand that the Underwriters intend (a) to make a public offering of the Shares as soon after
(i) the Registration Statement has become effective and (ii) the parties hereto have executed and delivered this Agreement as in the judgment of the Representatives is advisable and (b) initially to offer the Shares upon the terms set forth in the Prospectus.

     3. Payment for the Underwritten Shares shall be made by wire transfer in immediately available funds to the account specified to the Representatives by the Company with regard to payment to the Company and by the Attorneys-in-Fact with regard to payment to the Selling Shareholders at 10:00 A.M., New York City time, on ____________, 2001, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives and the Company may agree upon in writing. Payment for the Option Shares shall be made by wire transfer in immediately available funds to the account specified to the Representatives by the Company with regard to payment to the Company and by the Attorneys-in-Fact with regard to payment to the Selling Shareholders on the date and time specified by the Representatives in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares are referred to herein as the "Closing Date" and the time and date for such payment for the Option Shares, if other than the Closing Date, are herein referred to as the "Additional Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City or on which the New York Stock Exchange is closed.

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     Payment for the Shares to be purchased on the Closing Date or the
Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date registered in such names and in such denominations as the Representatives shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriters of the Shares duly paid by the Company or the Selling Shareholders, as the case may be. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

     4.   (a)  The Company represents and warrants to each Underwriter that:

          (i) No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

          (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of the Company, no proceeding for that purpose has been instituted or threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date or Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

          (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue

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statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required.

          (iv) (A) The audited financial statements, and the related schedules and notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and its results of its operations and changes in its consolidated cash flows for the periods specified, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as disclosed therein, and, to the knowledge of the Company, have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable. The pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus is based upon good faith estimates and assumptions believed by the Company to be reasonable, presents fairly the information shown therein, has been compiled on a basis consistent with that of the audited consolidated financial statements and, to the knowledge of the Company, has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable.

                (B) The audited financial statements, and the related schedules and notes thereto, incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of Argosy Education Group, Inc. and its consolidated subsidiaries as of the dates indicated and its results of operations and changes in its consolidated cash flows for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as disclosed therein, and, to the knowledge of the Company, have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable.

          (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein,
(A) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, and the Company has not declared, paid or made any dividend or distribution of any kind on any class of its capital stock;
(B) there has been no material adverse change, or development or event involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth in the Prospectus; and (C) except as set forth in the Prospectus, neither the Company nor any of its subsidiaries has incurred any liability or obligation or entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole.

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          (vi) The Company is a corporation duly organized and validly subsisting under the laws of the Commonwealth of Pennsylvania, with the corporate power and authority to own, lease or operate its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the business, management, financial condition or results of operations of the Company and its subsidiaries (including Argosy), taken as a whole (a "Material Adverse Effect").

          (vii) (A) Each Significant Subsidiary of the Company (as set forth on Schedule III) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own, lease or operate its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all the issued and outstanding shares of capital stock of each such Significant Subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable; all of such shares of capital stock of each such Significant Subsidiary (other than Argosy) is owned by the Company, directly or through one or more of the Company's other subsidiaries, free and clear of any mortgage, pledge, lien, security interest, claim, encumbrance or defect of any kind, except for shares of the capital stock of certain of the Company's subsidiaries which have been pledged as collateral pursuant to the Company's Amended and Restated Credit Agreement dated September 20, 2001 (the "Secured Credit Facility").

                (B) Following the consummation of the Merger, all of the issued and outstanding shares of capital stock of Argosy will be owned by the Company directly or through one or more of the Company's other subsidiaries, free and clear of any mortgage, pledge, lien, security interest, claim, encumbrance or defect of any kind, except for the pledge of such shares as collateral pursuant to the Secured Credit Facility.

                (C) There are no rights granted to or in favor of any third party (whether acting in an individual, fiduciary or other capacity) other than the Company to acquire such capital stock, any additional capital stock or any other equity securities of any such Significant Subsidiary.

                (D) The Significant Subsidiaries listed on Schedule III represent all of the subsidiaries of the Company other than subsidiaries of the Company that are inactive and that do not in the aggregate comprise more than 1% of the total consolidated assets and revenue respectively, of the Company, at and for the year ended June 30, 2001.

          (viii)(A) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that (A) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to

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creditors' rights generally and by general principles of equity and (B) rights to indemnity and contribution may be limited by federal and state securities laws or policies underlying such laws.

                (B) The Argosy Merger Agreement and the Stock Purchase Agreement have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except to the extent that (A) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity and (B) rights to indemnity and contribution may be limited by federal and state securities laws or policies underlying such laws.

          (ix) The Company has an authorized capitalization as set forth in the Prospectus under "Description of Capital Stock" and "Capitalization" and such authorized capital stock conforms to the description thereof set forth in the Prospectus, and the issued and outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable and are not subject to any preemptive or similar rights; and, except as described in the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its Significant Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such Significant Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options.

          (x) The Shares to be issued and sold by the Company hereunder have been duly authorized, and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and a Right pursuant to the Rights Agreement will attach thereto; and such Shares will conform to the description under "Description of Capital Stock" in the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights.

          (xi) The Rights Agreement has been duly authorized, executed and delivered by the Company; the Rights have been duly authorized and validly issued by the Company, and the Series A Junior Preferred Stock has been duly authorized by the Company and validly reserved for issuance and upon the exercise of the Rights in accordance with the terms of the Rights Agreement, will be validly issued, fully paid and nonassessable.

          (xii) (A) Neither the Company nor any of its Significant Subsidiaries (other than Argosy) is in violation of (1) its Articles of Incorporation or By-laws or other organizational documents, as applicable, or
(2) any statute or any rule, regulation, requirement, order, decree or judgment of any governmental, regulatory or accrediting agency or body or any court having jurisdiction over the Company or any such Significant Subsidiary, except for any such violations which would not, individually or in the aggregate with any violations described in clause (B) below, have a Material Adverse Effect.

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                (B) Argosy is not in violation of (1) its Articles of
Incorporation or By-laws or other organizational documents, as applicable, or
(2) to the knowledge of the Company, any statute or any rule, regulation, requirement, order, decree or judgment of any governmental, regulatory or accrediting agency or body or any court having jurisdiction over Argosy, except for any such violations which would not, individually or in the aggregate with any violations described in clause (A) above, have a Material Adverse Effect.

                (C) No event of default or event which with the giving of notice or the lapse of time or both could constitute an event of default exists under any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any such Significant Subsidiary is a party or by which the Company or any such Significant Subsidiary is bound or to which any of the properties, assets or operations of the Company or any such Significant Subsidiary is subject, except for any such defaults which would not, individually or in the aggregate, have a Material Adverse Effect.

          (xiii) The performance by the Company of this Agreement, the issuance and sale of the Shares to be sold by the Company hereunder, the compliance by the Company with all of the provisions of this Agreement and the consummation by the Company of the transactions herein contemplated have been duly authorized by all necessary corporate action on the part of the Company and, to the extent required, its shareholders and do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, and do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its Significant Subsidiaries under (A) the Articles of Incorporation or By-laws or other organizational documents of the Company or any such Significant Subsidiary, (B) any statute, or any order, rule, regulation, requirement or decree of any governmental, regulatory or accrediting agency or body or any court having jurisdiction over the Company or any such Significant Subsidiary or any of their properties, assets or operations, including, without limitation, The Higher Education Act of 1965, as amended, and the regulations promulgated thereunder (the "HEA") or (C) any indenture, mortgage, deed of trust, loan agreement, note, lease, permit, license or other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any such Significant Subsidiary is bound or to which any of the properties, assets or operations of the Company or any such Significant Subsidiary is subject, except for such conflicts, breaches, violations, defaults, liens, charges and encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect.

          (xiv) Except as disclosed in the Prospectus, no consent, approval, authorization, order, license, registration or qualification of, or filing with, any such court or governmental, regulatory or accrediting agency or body is required for the issuance and sale of the Shares to be sold by the Company hereunder or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Shares by the Underwriters.

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          (xv) The sale of the Shares will not constitute a change in ownership resulting in a "change of control" of the Company as defined in the HEA.

          (xvi) (A) Other than as set forth in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Significant Subsidiaries (other than Argosy) or any of their respective properties or to which the Company or any of its Significant Subsidiaries (other than Argosy) is or may be a party or to which any property of the Company or any of its Significant Subsidiaries (other than Argosy) is or may be the subject which, if determined adversely to the Company or any of its Significant Subsidiaries (other than Argosy), could, individually or in the aggregate with any such investigation, action, suit or proceedings described in clause (B) below, have, or reasonably be expected to have, a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement.

                (B) To the knowledge of the Company, other than as set forth in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or threatened against or affecting Argosy or any of its properties or to which Argosy is or may be a party or to which any property of Argosy is or may be the subject which, if determined adversely to Argosy, could, individually or in the aggregate with any such investigation, action, suit or proceedings described in clause (A) above, have, or reasonably be expected to have, a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement.

          (xvii) The Company and its Significant Subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all material personal property owned by them, in each case free and clear of any mortgage, pledge, lien, security interest, claim or other encumbrance and defect except such as are described in the Prospectus or such as do not, individually or in the aggregate, materially affect the value thereof and do not interfere with the use made or proposed to be made thereof by them; any real property and buildings or material personal property held under lease by the Company and its Significant Subsidiaries are held by them under valid, existing and enforceable leases or subleases with such exceptions as would not have a Material Adverse Effect and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its Significant Subsidiaries; neither the Company nor any Significant Subsidiary is in default under any such lease or sublease, except for any such defaults which would not, individually or in the aggregate, have a Material Adverse Effect; and, except as described in the Prospectus, no claim of any sort has been asserted by anyone adverse to the rights of the Company or any Significant Subsidiary under any lease or sublease or affecting or questioning the right of such entity to the continued possession of the leased or subleased properties under any such lease or sublease, except for any such claims which would not, individually or in the aggregate, have a Material Adverse Effect.

          (xviii) No relationship, direct or indirect, exists between or among the Company or any of its Significant Subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its Significant Subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described.

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          (xix)  Except as disclosed in the Prospectus, no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Shares to be sold by the Company hereunder. With respect to the offering of Shares contemplated by this Agreement, any rights to require the Company to register any securities for offering or sale under the Securities Act have been satisfied or waived.

          (xx) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (xxi) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

          (xxii) Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries and of Argosy Education Group, Inc. and its subsidiaries, are independent public accountants as required by the Securities Act.

          (xxiii) The Company and its Significant Subsidiaries have filed all federal, state, local and foreign tax returns required to be filed, such returns are complete and correct in all material respects and all taxes shown by such returns or otherwise assessed that are due and payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided; and the accruals and reserves on the books of the Company and its Significant Subsidiaries in respect of any tax liability for any year not finally determined are adequate to meet any assessments or reassessments for additional taxes; and, except as disclosed in the Prospectus, there is no tax deficiency which has been or could reasonably be expected to be asserted or threatened against the Company or any Significant Subsidiary that would, individually or in the aggregate, have a Material Adverse Effect.

          (xxiv) The Company has not taken nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares.

          (xxv) Except as disclosed in the Prospectus, each of the Company and its Significant Subsidiaries owns, possesses or has obtained all accreditations, licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively, "Licenses") from, and has made all declarations and filings with, all appropriate governmental, regulatory or accrediting agencies or bodies, including, without limitation, all authorizations required for participation in federal aid programs under Title IV of the HEA ("Title IV Programs"), any foreign regulatory agencies, all self-regulatory organizations and all courts and other tribunals, domestic or foreign, as are necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof and all such Licenses are in full force and effect, except where the failure to possess such Licenses or the failure of such Licenses to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; the Company and its Significant Subsidiaries are in substantial compliance with their respective obligations under such Licenses, subject to such qualifications as are described in the Prospectus; and neither the Company nor any Significant Subsidiary has received any notice of any proceeding, investigation or inquiry, nor to the knowledge of the Company, are any proceedings, investigations or inquiries threatened, relating to revocation, modification, termination or suspension or any such License, except where any such revocation, modification, termination or suspension would not, individually or in the aggregate, have a Material Adverse Effect.

          (xxvi) There are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of its Significant Subsidiaries which, individually or in the aggregate, would have a Material Adverse Effect.

          (xxvii) The Company and its Significant Subsidiaries (A) are in compliance with all applicable foreign, federal, state and local laws, rules and regulations, orders, decrees and judgments relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect.

          (xxviii) To the knowledge of the Company, neither the Company nor any of its Significant Subsidiaries is the subject of any federal, state or local investigation, and neither the Company nor any such Significant Subsidiary has received any notice or claim of or entered into any negotiations or agreements with any third party relating to any liability or potential liability or remedial action or potential remedial action under Environmental Laws, nor are there any pending or, to the knowledge of the Company, threatened actions, suits or proceedings against or affecting the Company, any of its Significant Subsidiaries or any of their properties, assets or operations in connection with any such Environmental Laws, except for such liabilities, actions, suits or proceedings as would not, individually or in the aggregate, have a Material Adverse Effect. The term "hazardous materials" shall mean those substances that are regulated by or form the basis for liability under any applicable Environmental Laws.

          (xxix) The Company conducts reviews from time to time of the effect of Environmental Laws on the operations and properties of the Company and its Significant Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews, the Company has concluded that such associated costs and liabilities will not, individually or in the aggregate, have a Material Adverse Effect.

          (xxx) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in substantial compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan, except transactions effected pursuant to a statutory or administrative exemption. For each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

          (xxxi) The Company's Employee Stock Ownership Plan and Trust (the "ESOP") constitutes an "employee stock ownership plan" as defined in Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA. All loans to the trust created pursuant to the ESOP (the "ESOP Trust") and each pledge of shares of securities of the Company by the ESOP Trust in connection with the ESOP have satisfied the requirements of Section 4975(d)(3) of the Code and Section 408(b)(3) of ERISA, and have not and will not subject the Company or any subsidiary to a tax imposed under Section 4975 of the Code or a civil penalty assessed under Section 502(i) of ERISA. The Stock satisfies the definition of a "qualifying employer security" within the meaning of Section 4975(e)(8) of the Code and Section 407(d)(5) of ERISA. Sales of shares of securities of the Company to ESOP Trust have satisfied and continue to satisfy the requirements of
Section 4975(d)(13) of the Code and Section 408(e) of ERISA, and such sales have not and will not subject the Company nor any subsidiary to a tax imposed under
Section 4975 of the Code or civil penalty assessed under Section 502(i) of ERISA.

          (xxxii) The Company and its Significant Subsidiaries own or have obtained valid licenses for all trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, copyright registrations, confidential information and any other intellectual property described in the Prospectus as being owned, licensed or used by the Company or any of its Significant Subsidiaries or that are necessary for the conduct of their businesses (collectively, "Intellectual Property"), except where the failure to own or obtain any such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect; and the Company has no knowledge of any written claim to the contrary or any challenge in writing by any third party with respect to the rights of the Company or any Significant Subsidiaries in any such Intellectual Property or to the validity or scope of any such Intellectual Property and neither the Company nor any of its Significant Subsidiaries has any written claim against a third party with respect to the infringement by such third party of any such Intellectual Property that, if determined adversely to the Company or any of its Significant Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect.

     (b) Each of the Selling Shareholders severally represents and warrants to, and agrees with, each of the Underwriters that:

          (i) Such Selling Shareholder has, and on the Closing Date and the Additional Closing Date, as applicable, will have good and valid title to the Shares to be sold by such Selling Shareholder on such Closing Date or Additional Closing Date, as applicable, hereunder, free and clear of all liens, encumbrances, equities or adverse claims and has full right, power and authority to enter into this Agreement, the Custody Agreement (the "Custody Agreement") and the Irrevocable Power of Attorney (the "Power of Attorney") entered into by such Selling Shareholder in connection with the transactions contemplated hereby and will have full right, power and authority to sell, assign, transfer and deliver the Shares to be delivered by such Selling Shareholder on such Closing Date or Additional Closing Date, as applicable, hereunder; and upon delivery of and payment for the Shares on each Closing Date hereunder the several Underwriters will acquire good and valid title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims on such Closing Date.

          (ii) This Agreement, the Power of Attorney and the Custody Agreement have each been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitute the legal, valid and binding obligation of such Selling Shareholder enforceable against such Selling Shareholder in accordance with their respective terms, except to the extent that (A) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity and (B) rights to indemnity and contribution may be limited by federal and state securities laws or policies underlying such laws.

          (iii) No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required to be obtained or made by such Selling Shareholder for the consummation of the transactions contemplated by this Agreement, the Custody Agreement and the Power of Attorney by such Selling Shareholder in connection with the sale of the Shares by such Selling Shareholder or for the consummation of the other transactions contemplated by this Agreement or the Prospectus, except such as have been obtained and made or are required under the Securities Act and such as may be required under state securities laws.

          (iv) The sale of the Shares to be sold by such Selling Shareholder hereunder, the execution, delivery and performance by such Selling Shareholder of this Agreement, the Custody Agreement and the Power of Attorney and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) the charter, by-laws, trust agreement or other organization documents of such Selling Shareholder, (B) any statute or any rule, regulation, requirement, order or decree of any governmental or regulatory agency or body or any court, which requirement, order or decree is binding on such Selling Shareholder or any of its properties, assets or operations, or (C) any indenture, mortgage, deed of trust, loan or credit agreement, note, lease, permit or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, except for such conflicts, breaches, violations, defaults, liens, charges and encumbrances which could not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Shareholder to consummate the transactions contemplated by this Agreement, the Custody Agreement and the Power of Attorney or perform such Selling Shareholder's obligations hereunder or thereunder.

          (v) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares.

          (vi) The Registration Statement and the Prospectus (as amended or supplemented) comply or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date of the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date or Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence applies to each Selling Shareholder only to the extent that any statements in or omissions from the Registration Statement or the Prospectus are based upon written information furnished to the Company or its representatives by or on behalf of such Selling Shareholder, acting in his or her capacity as such, specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

          (vii) Certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been placed in custody under the Custody Agreement relating to such Shares with Mellon Investor Services, as custodian (the "Custodian").

     Each of the Selling Shareholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are irrevocable. Each of the Selling Shareholders specifically agrees that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event. If any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing such Shares shall be delivered by or on behalf of such Selling Shareholder by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

     5. (a) The Company covenants and agrees with each of the several Underwriters as follows:

          (i) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and to file timely all documents required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

          (ii) To deliver, at the expense of the Company, to the Representatives five signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits, but including the documents incorporated by reference therein, and, during the period mentioned in paragraph (v) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as the Representatives may reasonably request.

          (iii) Before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object.

          (iv) To advise the Representatives promptly, and to confirm such advice in writing, (A) when the Registration Statement has become effective, (B) when any amendment to the Registration Statement has been filed or becomes effective, (C) when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof, (D) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information,
(E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threat of any proceeding for that purpose, (F) of the occurrence of any event, within the period referenced in paragraph (v) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (G) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threat of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Shares, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof.

          (v) If, during such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

          (vi) To cooperate, when and as requested by the Representatives, in the qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Shares; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction where it is not now so subject or to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified.

          (vii) As soon as practicable, but not later than the Availability Date (as defined below), to make generally available to its shareholders an earnings statement covering a period of at least 12 months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act) which will satisfy the provisions of Section 11(a) of the Securities Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the effective date of the Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (vii) During a period ending on the fifth anniversary hereof, to furnish to the Representatives, as soon as available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange.

          (ix) For a period of 90 days after the date of the Prospectus not to, directly or indirectly, (A) offer, sell, offer to sell, contract to sell or otherwise dispose of any shares of Stock or any securities which are substantially similar to Stock, including but not limited to any securities that are convertible into or exercisable or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities or (B) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, the economic consequences of ownership of the Stock or any securities substantially similar to Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than (1) the Shares to be sold by the Company hereunder, (2) any shares of Stock of the Company issued upon the exercise of options granted under existing employee stock option plans, (3) any options granted to officers, directors and employees of Argosy in connection with the Merger, (4) pursuant to the Rights Agreement and (5) in connection with any acquisition transaction, so long as the terms of any such acquisition contractually prohibit the resale or other disposition of such shares of Stock through and including the date 90 days after the date of the Prospectus.

          (x) To use the net proceeds received by the Company from the sale of the Shares by the Company pursuant to this Agreement in the manner specified in the Prospectus under caption "Use of Proceeds."

          (xi) To use its best efforts to list for quotation the Shares on the Nasdaq National Market.

          (xii) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (A) incident to the preparation, registration, transfer, execution and delivery of the Shares, (B) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (C) incurred in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may designate (including fees of counsel for the Underwriters and its disbursements), (D) in connection with the listing of the Shares on the Nasdaq National Market, (E) related to the filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc. (including the fees of counsel for the Underwriters and its disbursements), (F) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda, if any, and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (G) any expenses incurred by the Company in connection with a "road show" presentation to potential investors, (H) the cost of preparing stock certificates and (I) the cost and charges of any transfer agent and any registrar.

          (b) Each of the Selling Shareholders covenants and agrees with each of the several Underwriters as follows:

          (i) For a period of 90 days after the date of the Prospectus not to, directly or indirectly, (A) offer, sell, offer to sell, contract to sell or otherwise dispose of any shares of Stock or any securities which are substantially similar to Stock, including but not limited to any securities that are convertible into or exercisable or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities or (B) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, the economic consequences of ownership of the Stock or any securities substantially similar to Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, in each case other than the Shares to be sold by such Selling Shareholder hereunder.

          (ii) To deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters' documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

     6. The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date or the Additional Closing Date, as the case may be, are subject to the performance by the Company and each of the Selling Shareholders of their respective obligations hereunder and to the following additional conditions:

          (a) The Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Representatives.

          (b) The respective representations and warranties of the Company and each Selling Shareholder contained herein are true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, as if made on and as of the Closing Date or the Additional Closing Date, as the case may be, and the Company and each Selling Shareholder shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be.

          (c) Subsequent to the execution and delivery of this Agreement, other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto after the date of this Agreement) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its Significant Subsidiaries, taken as a whole, otherwise than as set forth in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus; and neither the Company nor any of its Significant Subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus.

          (d) The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (i) a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, satisfactory to the Representatives, to the effect set forth in subsections (a) through (c) (with respect to the respective representations, warranties, agreements and conditions of the Company) of this Section 6 and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its Significant Subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement and (ii) a certificate of each of the Selling Shareholders, satisfactory to the Representatives, to the effect set forth in subsection (b) of this Section 6 (with respect to the respective representations, warranties, agreements and conditions of each Selling Shareholder).

          (e) Kirkpatrick & Lockhart LLP, counsel for the Company, shall have furnished to the Representatives its written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives, to the effect that:

                (i) The Company is a corporation duly organized and validly subsisting under the laws of the Commonwealth of Pennsylvania, with the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus.

                (ii) This Agreement has been duly authorized, executed and delivered by the Company.

                (iii) The Argosy Merger Agreement and the Stock Purchase Agreement have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws of general applicability relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or of law).

                (iv) The authorized and outstanding shares of capital stock of the Company conform to the description thereof set forth in the Prospectus under the captions "Capitalization" and "Description of Capital Stock."

                (v) The shares of capital stock of the Company outstanding prior to the issuance of the Shares to be sold by the Company hereunder (including the Shares to be sold by the Selling Shareholders) have been duly authorized and are validly issued, fully paid and nonassessable and are not subject to any statutory preemptive right or preemptive right arising under the Company's

Amended and Restated Articles of Incorporation, as amended (the "Articles of Incorporation") or Restated By-laws (the "By-laws") or, to such counsel's knowledge, any contractual preemptive or other similar right.

                (vi) The Shares to be issued and sold by the Company hereunder have been duly authorized, and when delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable with a Right pursuant to the Rights Agreement attached thereto; and the issuance of the Shares is not subject to any statutory preemptive right or preemptive right arising under the Company's Articles of Incorporation or By-laws or, to such counsel's knowledge, any contractual preemptive or other similar right.

                (vii) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown and such counsel do not know of any legal or governmental proceedings required to be described in the Registration Statement or the Prospectus or of any contracts or documents of a character required to be described in or to be filed as exhibits to the Registration Statement or the Prospectus which, in each case, are not described and filed as required (it being understood that such counsel need express no opinion as to the portions of the Registration Statement and the Prospectus as to which Powers, Pyles, Sutter & Verville, P.C. is providing an opinion to the Underwriters pursuant to paragraphs (h)(i), (h)(iii) and (h)(v) of this Section 6).

                (viii) The execution, delivery and performance by the Company of this Agreement and the issuance and sale of the Shares to be sold by the Company hereunder have been duly authorized by all necessary corporate action on the part of the Company and, to the extent required, its shareholders and do not and will not result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, and do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company under (A) the Articles of Incorporation or By-laws of the Company,
(B) except as to the HEA or any similar state statute and any rules, regulations, requirements, orders or decrees related thereto as to which such counsel need express no opinion, any statute, rule, regulation, requirement, order or decree of any governmental or regulatory agency or body (other than the Department of Education, state licensing agencies and accrediting bodies as to which such counsel need express no opinion) or any court having jurisdiction over the Company or any of its properties, assets or operations, or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties, assets or operations of the Company is subject and which is listed as an exhibit to the most recent Form 10-K of the Company or any subsequent SEC filings by the Company as of the date hereof, except for such breaches, violations, defaults, liens, charges and encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect.

          (ix) Except as disclosed in the Prospectus, no consent, approval, authorization, order, license, registration or qualification of, or filing with, any court or governmental or regulatory agency or body (other than the

Department of Education, state licensing agencies and accrediting bodies as to which such counsel need express no opinion) is required for the issuance and sale of the Shares to be sold by the Company hereunder, and the performance by the Company of its obligations under this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and as may be required under the HEA or any similar state statute and any rules, regulations, orders or decrees related thereto or the rules or regulations of any educational accrediting or similar agency.

          (x) Except as disclosed in the Prospectus, to the knowledge of such counsel, there are no legal or governmental investigations, actions, suits or proceedings pending or threatened against or affecting the Company or any of its Significant Subsidiaries or any of their respective properties, assets or operations that, if determined adversely to the Company or any of its Significant Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect or could materially and adversely affect the ability of the Company to perform its obligations under this Agreement.

          (xi) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act.

          (xii) The Rights Agreement has been duly authorized, executed and delivered by the Company; the Rights have been duly authorized by the Company and, when issued upon issuance of the Shares, will be validly issued, and the Series A Junior Participating Preferred Stock has been duly authorized by the Company and validly reserved for issuance upon the exercise of the Rights and, when issued upon such exercise in accordance with the terms of the Rights Agreement, will be validly issued, fully paid and nonassessable.

          (xiii) The Registration Statement and all post-effective amendments thereto, if any, have become effective under the Securities Act, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act.

          (xiv) The Registration Statement and the Prospectus and any amendments and supplements thereto (other than the financial statements and related schedules and other financial data included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act.

          (xv) The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules and other financial data included therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.

          (xvi) Such counsel need not opine as to factual matters, and the character of the determinations involved in the registration process is such that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus. Such counsel has made no independent investigation or verification of the information included in the Registration Statement and the Prospectus. On the basis of such counsel's review of the Registration Statement and the Prospectus and its participation in such preparation, nothing has come to such counsel's attention that causes it to believe that (other than the financial statements and related schedules and other financial data included or incorporated by reference therein, as to which such counsel need express no belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective and as of the Closing Date or Additional Closing Date, as applicable, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, if applicable, as of its issue date or as of the Closing Date or Additional Closing Date, as applicable, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the portions of the Registration Statement and the Prospectus as to which Powers, Pyles, Sutter & Verville, P.C. is providing an opinion to the Underwriters pursuant to paragraphs (h)(i), (h)(iii) and (h)(v) of this
Section 6).

     In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the laws of jurisdictions other than the jurisdictions in which such counsel are admitted to practice, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws, (B) as to matters of fact, to the extent such counsel deems proper, on certificates and other documents delivered by responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and certificates or other written statements of third parties customary in opinion letters of this kind and (C) on assumptions that are customary in opinion letters of this kind, including the assumptions that each document submitted to such counsel is accurate and complete, that each such document that is an original is authentic, that each such document conforms to an authentic original, that all signatures on each such document are genuine, and that no changes in the facts certified in a certificate have occurred or will occur after the dates of such certificates, the legal capacity of natural persons and the legal capacity, authority and enforceability against third parties, other than the Company, with respect to documents signed by such third parties. The opinion of such counsel for the Company shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon.

     The opinion of Kirkpatrick & Lockhart LLP described above shall be rendered to the Underwriters at the request of the Company solely for use by the Underwriters in connection with the issuance and sale of the Shares pursuant to this Agreement and shall so state therein.

          (f) Kathleen Clover, Senior Counsel of the Company, shall have furnished to the Representatives her written opinion, dated the Closing Date or Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives, to the effect that:

                (i) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

                (ii) Each of the Company's Significant Subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with corporate power and authority to own its properties and conduct its business as described in the Prospectus. Each of the Company's Significant Subsidiaries has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; and all of the issued and outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable; all of the issued and outstanding shares of capital stock of each such Significant Subsidiary (other than Argosy) are owned directly or through one or more of the Company's other subsidiaries, free and clear of any mortgage, pledge, lien, security interest, claim, encumbrance, or defect of any kind, except for shares of the capital stock of certain of the Company's subsidiaries which have been pledged as collateral pursuant to the Secured Credit Facility; and following the consummation of the Merger, all of the issued and outstanding shares of capital stock of Argosy will be owned directly by the Company or through one or more of the Company's other subsidiaries, free and clear of any mortgage, pledge, lien, security interest, claim, encumbrance, or defect of any kind except for the pledge of the shares of capital stock of Argosy as collateral pursuant to the Secured Credit Facility; and there are no rights granted to or in favor of any third party (whether acting in an individual, fiduciary or other capacity) other than the Company to acquire such capital stock, any additional capital stock or any other equity securities of any such subsidiary.

                (iii) The execution, delivery and performance by the Company of this Agreement and the issuance and sale of the shares to be sold by the Company hereunder have been duly authorized by all necessary corporate action on the part of the Company and, to the extent required, its shareholders and do not and will not result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, and do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its Significant Subsidiaries under (A) the Articles of Incorporation, By-laws or other organizational documents, as applicable, of the Company or any such Significant Subsidiary, (B) except as to the HEA as to which such counsel need express no opinion, any statute, rule, regulation, requirement, order or decree of any governmental, regulatory or accrediting agency or body (other than the Department of Education) or any court having jurisdiction over the Company or any such Significant Subsidiary or any of their properties, assets or operations, or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any such Significant Subsidiary is a party or by which the Company or any such Significant Subsidiary is bound or to which any of the properties, assets or operations of the Company or any such Significant Subsidiary is subject and which is listed as an exhibit to the most recent Form 10-K of either the Company or Argosy or any subsequent SEC filings by either the Company or Argosy as of the date hereof, except for such breaches, violations, defaults, liens, charges and encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect. For purposes of clauses (B) and
(C) of this paragraph (iii), the opinion of such counsel with respect to Argosy shall be limited to the knowledge of such counsel.

                (iv) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Shares to be sold by the Company hereunder or, to the knowledge of such counsel, the sale of the Shares to be sold by the Selling Shareholders hereunder. With respect to the offering of Shares contemplated by this Agreement, any rights to require the Company to register any securities for offering or sale under the Securities Act have been satisfied or waived.

                (v) Except as disclosed in the Prospectus, there are no pending or, to the knowledge of such counsel, threatened actions, suits, proceedings or investigations against the Company or any of its Significant Subsidiaries or any of their respective properties, assets or operations, or as to which the Company or any such Significant Subsidiary or any of their properties, assets or operations is a subject or a target, that, if determined adversely to the Company or any of its Significant Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect, or could materially and adversely affect the ability of the Company to perform its obligations under this Agreement. For purposes of this paragraph (v), the opinion of such counsel with respect to Argosy shall be limited to the knowledge of such counsel.

                (vi) Except as disclosed in the Prospectus, there are no outstanding rights (including without limitation statutory preemptive rights or preemptive rights arising under the Company's Articles of Incorporation or its By-laws or, to such counsel's knowledge, contractual preemptive rights or other similar rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its Significant Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such Significant Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options.

                (vii) Neither the Company nor any of its Significant Subsidiaries is in violation of (A) its charter, by-laws or other organizational documents, as applicable, or (B) except as to the HEA as to which such counsel need express no opinion, any statute, rule, regulation, requirement, order, decree or judgment of any governmental, regulatory or accrediting agency or body (other than the Department of Education as to which such counsel need express no opinion) or any court having jurisdiction over the Company or any of its Significant Subsidiaries, except for any such violations which would not, individually or in the aggregate, have a Material Adverse Effect; and no event of default or event which with the giving of notice or the lapse of time or both could reasonably be expected to constitute an event of default exists under any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any such Significant Subsidiary is bound or to which any of the properties, assets or operations of the Company or any such Significant Subsidiary is subject, except for any such defaults which would not, individually or in the aggregate, have a Material Adverse Effect. For purposes of paragraph (vi)(B) above, the opinion of such counsel with respect to Argosy shall be limited to the knowledge of such counsel.

                (viii) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or the Prospectus or of any contracts or documents of a character required to be described in or to be filed as exhibits to the Registration Statement or the Prospectus which, in each case, are not described and filed as required (it being understood that such counsel need express no opinion as to the portions of the Registration Statement and the Prospectus as to which Powers, Pyles, Sutter & Verville, P.C. is providing an opinion to the Underwriters pursuant to paragraphs (h)(i), (h)(iii) and (h)(v) of this Section 6).

                (ix) The Registration Statement and the Prospectus and any amendments and supplements thereto (other than the financial statements and related schedules and other financial data included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act.

                (x) The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules and other financial data included or incorporated by reference therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.

                (xi) Such counsel need not opine to factual matters, and the character of the determinations involved in the registration process is such that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus. Such counsel has made no independent investigation or verification of the information included in the Registration Statement and the Prospectus. On the basis of such counsel's review of the Registration Statement and the Prospectus and her participation in such preparation, nothing has come to such counsel's attention that causes her to believe that (other than the financial statements and related schedules and other financial data included or incorporated by reference therein, as to which such counsel need express no belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective and as of the Closing Date or Additional Closing Date, as applicable, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable, as of its issue date or as of the Closing Date or Additional Closing Date, as applicable, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the portions of the Registration Statement and the Prospectus as to which Powers, Pyles, Sutter & Verville, P.C. is providing an opinion to the Underwriters pursuant to paragraphs (h)(i), (h)(iii) and (h)(v) of this
Section 6).

     In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the laws of jurisdictions other than the jurisdictions in which such counsel is admitted to practice, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates and other documents delivered by responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its Significant Subsidiaries and certificates or other written statements of third parties customary in opinion letters of this kind. The opinion of such counsel shall state that the opinion of any such other counsel upon which she relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and she are justified in relying thereon.

     The opinion of Kathleen Clover described above shall be rendered to the Underwriters at the request of the Company solely for use by the Underwriters in connection with the issuance and sale of the Shares pursuant to this Agreement and shall so state therein.

          (g) Kirkpatrick & Lockhart LLP, counsel for the Selling Shareholders, shall have furnished to the Representatives their written opinion, dated the Closing Date or Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives, to the effect that:

                (i) Each such Selling Shareholder has, as the case may be, individual, corporate, partnership, trust or custodial power and authority to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, assign, transfer and deliver the Shares delivered by such Selling Shareholder on the Closing Date or the Additional Closing Date, as applicable.

                (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Shareholder.

                (iii) The Power of Attorney and a Custody Agreement have been duly authorized, executed and delivered by or on behalf of each Selling Shareholder and constitute legal, valid and binding obligations of each Selling Shareholder enforceable against each Selling Shareholder in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws of general applicability relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                (iv) Assuming the several Underwriters purchase the Shares delivered by each Selling Shareholder for value and without notice of any adverse claim, as such term is used in Section 8-105 of the Uniform Commercial Code as currently in effect in the Commonwealth of Pennsylvania, the delivery of certificates representing such Shares either registered in the name of the respective Underwriter or effectively endorsed to such Underwriter or in blank will pass to the Underwriters on such Closing Date or Additional Closing Date, as the case may be, all rights that such Selling Shareholder has in such Shares, free of any adverse claims within the meaning of the Uniform Commercial Code as currently in effect in the Commonwealth of Pennsylvania.

                (v) The execution, delivery and performance by each Selling Shareholder of this Agreement, the Custody Agreement and the Power of Attorney and the sale of the Shares to be sold by the Selling Shareholders hereunder do not and will not result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, and do not and will not result in the creation or imposition of any lien, charge or encumbrance upon the Shares to be sold by such Selling Shareholder under (A) the charter, by-laws or other organizational documents, as applicable, of such Selling Shareholder, (B) any federal statute, rule or regulation or existing law, rule or regulation of the state of such Selling Shareholder's organization or primary place of business or residence known to such counsel (except that such counsel need express no opinion as to any federal or state securities laws) applicable to such Selling Shareholder, or (C) the express terms of any judgment, order or decree of any government, governmental agency or body, or court having jurisdiction over such Selling Shareholder known to such counsel that (1) names that Selling Shareholder and is specifically directed to that Selling Shareholder or any of its property and (2) expressly and adversely affects the title to the Shares to be sold by that Selling Shareholder pursuant to this Agreement or the ability of that Selling Shareholder to perform its obligations under this Agreement, the Custody Agreement and the Power of Attorney, except for such breaches, violations, defaults, liens, charges and encumbrances which would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Shareholder to consummate the sale of the Shares by such Selling Shareholder or perform such Selling Shareholder's obligations under this Agreement, the Custody Agreement and the Power of Attorney.

          (vi) To such counsel's knowledge, no consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or any court is required to be obtained or made by such Selling Shareholder for the consummation of the sale of the Shares by such Selling Shareholder and of the transactions contemplated by this Agreement, except such as have been obtained and made or are required under the Securities Act and such as may be required under state securities laws in connection with the sale or distribution of the Shares (as to which such counsel need express no opinion).

     In rendering such opinions, such counsel may rely as to matters involving the application of laws other than the laws of the United States and the laws of jurisdictions other than the laws of jurisdictions in which such counsel is admitted to practice or as to other matters reasonably acceptable to counsel to the Underwriters, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws. The opinion of such counsel for the Selling Shareholders shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. In addition, such counsel may rely (A) as to matters of fact, to the extent such counsel deems proper, on certificates of the respective Selling Shareholders including without limitation as to matters of fact with respect to ownership of, and any liens, encumbrances, equities or adverse claims on, the Shares sold by such Selling Shareholders and any judgments, orders or decrees directed at the Selling Shareholders or their property and (B) on assumptions that are customary in opinion letters of this kind, including the assumption that each document submitted to such counsel is accurate and complete, that each document that is an original is authentic, that each such document conforms to an authentic original, that all signatures on each such document are genuine, that no changes in the facts certified in any certificate of a Selling Shareholder have occurred or will occur after the date or such certificate, the legal capacity of natural persons, and the legal capacity, authority and enforceability against third parties, other than such Selling Shareholder, with respect to documents signed by third parties.

     The opinion of such counsel for the Selling Shareholders described above shall be rendered to the Underwriters at the request of the Company solely for use by the Underwriters in connection with the issuance and sale of the Shares pursuant to this Agreement and shall so state therein.

          (h) Powers, Pyles, Sutter & Verville, P.C., special regulatory counsel to the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date or Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives, to the effect that:

          (i) The statements contained in the Prospectus under the captions "Risk Factors -- Risks Related to Extensive Regulation of Our Business"; "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Regulations"; and "Business -- Regulatory Matters" and in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 under the captions "Business -- Accreditation," "Business -- Student Financial Assistance," "Business -- State Authorization" "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Regulations" and "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Risk Factors," insofar as such statements constitute a summary of applicable federal and state laws and regulations or a summary of judicial and administrative proceedings with respect to the operation of postsecondary educational institutions (collectively, "Regulatory Matters"), are accurate in all material respects and present fairly the information conveyed therein.

                (ii) Such counsel has participated in the preparation of those portions of the Registration Statement and the Prospectus relating to Regulatory Matters. Nothing has come to such counsel's attention that causes it to believe that the information contained in the Registration Statement or any amendment thereto, as of its effective date, the Closing Date or the Additional Closing Date, as the case may be, or the Prospectus or any amendment or supplement thereto, as of its issue date, the Closing Date or the Additional Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                (iii) Except as disclosed in the Prospectus, no consent, approval, authorization, order, registration or qualification of, or filing with, the U.S. Department of Education under Title IV of the HEA is required for the consummation by the Company of the offer and sale of the Shares as contemplated by this Agreement .

                (iv) To the knowledge of such counsel, the execution, delivery and performance by the Company of this Agreement and the offer and sale of the Shares as contemplated by this Agreement, do not and will not conflict with or result in a violation of (A) Title IV of the HEA or (B) any rule, regulation or requirement of the U.S. Department of Education promulgated under Title IV of the HEA, except for such conflicts or violations which would not be reasonably likely to, individually or in the aggregate, have a Material Adverse Effect.

                (v) Based on the assumption that the offer and sale of Shares pursuant to this Agreement will not result in a person acquiring ownership and control of the Company such that the Company is required to file a Form 8-K with the Commission notifying that agency of the change in control, the consummation of the offer and sale of the Shares contemplated by this Agreement will not constitute a change in ownership resulting in a change of control under the HEA.

                (vi) To the knowledge of such counsel, except as disclosed in the Prospectus, the Company and its Significant Subsidiaries possess all necessary Licenses required for the Company and such Significant Subsidiaries to participate in Title IV Programs or pursuant to which the Company or such Significant Subsidiaries must be authorized by applicable states to engage in rendering educational services in those states as described in the Registration Statement and the Prospectus, and all such Licenses are in full force and effect, except where the failure to possess such Licenses or the failure of such Licenses to be in full force and effect would not be reasonably likely to, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Prospectus, to the knowledge of such counsel, neither the Company nor any of its Significant Subsidiaries has received notice of any proceedings, investigations or inquiries, nor are any such proceedings, investigations or inquiries threatened, relating to the revocation, modification, termination or suspension of any such License, except where any such revocation, modification, termination or suspension would not be reasonably likely to, individually or in the aggregate, have a Material Adverse Effect.

          In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the laws of jurisdictions other than the jurisdictions in which such counsel is admitted to practice, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws, and (B) as to matters of fact, to the extent such counsel deems proper, on certificates and other documents delivered by responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its Significant Subsidiaries and certificates or other written statements of third parties customary in opinion letters of this kind. The opinion of such counsel shall state that the opinion of any such other counsel upon which he relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and he are justified in relying thereon.

          The opinion of Powers, Pyles, Sutter & Verville, P.C., described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (i) On the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also on the Closing Date or Additional Closing Date, as the case may be, Arthur Andersen LLP shall have furnished to you letters with respect to the Company and its subsidiaries, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (j) On the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also on the Closing Date or Additional Closing Date, as the case may be, Arthur Andersen LLP shall have furnished to you letters with respect to Argosy, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (k) The Representatives shall have received on and as of the Closing Date or Additional Closing Date, as the case may be, an opinion of King & Spalding, counsel to the Underwriters, with respect to the due authorization and valid issuance of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

          (l) The Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on the Nasdaq National Market, subject to official notice of issuance.

          (m) On or prior to the Closing Date or Additional Closing Date, as the case may be, the Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

          (n) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between the Underwriters and certain shareholders, executive officers and directors of the Company relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to the

Underwriters on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be.

     7. (a) The Company agrees to indemnify and hold harmless each Selling Shareholder and each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however,
(A) that the Company will not be liable to the extent that such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein and (B) that the indemnity agreement contained in this paragraph (a) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares which are the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person by the Underwriter as required and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure is the result of noncompliance by the Company with paragraph (a)(i) of Section 5 hereof.

          (b) Each of the Selling Shareholders severally and not jointly agrees to indemnify and hold harmless the Company and each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Selling Shareholder, acting in his or her capacity as such, specifically for use therein, it being understood and agreed that the only such information furnished by each Selling Shareholder consists of the information in the Prospectus relating to such Selling Shareholder under the caption "Principal and Selling Shareholders"; provided, however, that the liability of each Selling Shareholder pursuant to this Section 7(b) is limited to the proceeds received (less underwriting discounts and commissions) by such Selling Shareholder from the sale of the Shares; provided further, however, (A) that each such Selling Shareholder will not be liable in any case to the extent that such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein and (B) that the indemnity agreement contained in this paragraph (b) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares which are the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person by the Underwriter as required and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure is the result of noncompliance by the Company with paragraph (a)(i) of Section 5 hereof.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each Selling Shareholder and the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company or such Selling Shareholder within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information such Underwriter furnished to the Company in writing through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

          (d) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to Section 7(a), 7(b) or 7 (c), such person (the "Indemnified Person") shall promptly notify the person or persons against whom such indemnity may be sought (each an "Indemnifying Person") in writing, and such Indemnifying Persons, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Persons may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person and not the Indemnifying Persons unless (i) the Indemnifying Persons and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Persons have failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both an Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that no Indemnifying Person shall, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company and any such separate firm for any Selling Shareholder shall be designated in writing by the Attorneys-in-Fact. No Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, each Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph (d), such Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          (e) If the indemnification provided for in paragraphs (a), (b), (c) and (d) of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the each Indemnifying Person from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each Selling Shareholder on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and each Selling Shareholder on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and each Selling Shareholder and the total underwriting discounts and the commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, a Selling Shareholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (f) The Company, each Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Selling Shareholders or the Underwriters were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Shareholder shall be required to contribute any amount in excess of the amount by which the proceeds received (less underwriting discounts and commissions) by such Selling Shareholder from the sale of the Shares exceeds the amount of any damages which such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I hereto, and not joint. The Selling Shareholders' obligations in this Section 7 to contribute are several and not joint.

          (g) The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (h) The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Company and each Selling Shareholder set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company or any Selling Shareholder and (iii) acceptance of and payment for any of the Shares.

     8. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to the Option Shares) may be terminated in the absolute discretion of the Representatives, by notice given by the Representatives to the Company and the Selling Shareholders, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Shares, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange or the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Shares being delivered at the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

     9. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

     If on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Underwritten Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such number of Shares without the written consent of such Underwriter. If on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives, the Company and the Selling Shareholders for the purchase of such Shares are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Shares, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either you or the Company and the Selling Shareholders shall have the right to postpone the Closing Date (or, in the case of the Option Shares, the Additional Closing Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Shareholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any of the Company or the Selling Shareholders shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

     11. This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Shareholders and the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12. Any action by the Underwriters hereunder may be taken by the Representatives jointly on behalf of the Underwriters, and any such action taken by the Representatives jointly shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (telefax:______); Attention: Syndicate Department. Notices to the Company shall be given to it at Education Management Corporation, 300 Sixth Avenue, Pittsburgh, Pennsylvania 15222 (telefax:________); Attention: Kathleen Clover. Notices to the Selling Shareholders shall be given to the Attorneys-in-Fact at ______________, ______________, ______________, (telefax:
______________); Attention: _______________.

     13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

     The Company and the Selling Shareholders hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                              Very truly yours,

                              EDUCATION MANAGEMENT CORPORATION

                              By:______________________

                              Name:

                              Title:

                              SELLING SHAREHOLDERS


                              By:______________________
                              Name:
                              Title:


                              By:______________________
                              Name:
                              Title:

                              As Attorneys-in-Fact acting on
                              behalf of each of the Selling
                              Shareholders named in
                              Schedule II to this Agreement.

Accepted: November __, 2001

J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Thomas Weisel Partners LLC
First Analysis Securities Corporation

Acting severally on behalf
of themselves and the several
Underwriters listed  in
Schedule I hereto.

BY: J.P. MORGAN SECURITIES INC.
Acting on behalf of itself and the
several Underwriters listed in
Schedule I hereto.


By:________________________________
Name:
Title:

                                   SCHEDULE I


                                        Number of             Number of Option
                                    Underwritten Shares            Shares
Underwriter                          To Be Purchased          To Be Purchased
-----------                         --------------------     -------------------
J.P. Morgan Securities Inc......
Credit Suisse First
 Boston Corporation
Thomas Weisel Partners LLC
First Analysis Securities
 Corporation



                                    --------------------    --------------------
                             Total

                                  SCHEDULE II




                                 Number of
                                Underwritten                Number of Option
Selling Shareholders:         Shares To Be Sold             Shares To Be Sold
---------------------         -----------------             -----------------







                              -----------------             -----------------
                         Total

                                  SCHEDULE III

                            SIGNIFICANT SUBSIDIARIES

Name of Subsidiary                                                            Jurisdiction of Incorporation
------------------                                                            -----------------------------
The Art Institutes International, Inc.                                        Pennsylvania
The Art Institute of Atlanta, Inc.                                            Georgia
TAIC -- San Diego, Inc. d/b/a The Art Institute of California                 California
The Art Institute of Charlotte, Inc.                                          North Carolina
The Art Institute of Colorado, Inc.                                           Colorado
The Art Institute of Dallas, Inc.                                             Texas
The Art Institute of Fort Lauderdale, Inc.                                    Florida
The Art Institute of Houston, Inc.                                            Texas
The Illinois Institute of Art, Inc.                                           Illinois
The Illinois Institute of  Art at Schaumburg, Inc.                            Illinois
The Art Institute of Las Vegas, Inc.                                          Nevada
The Art Institute of California -- Los Angeles, Inc.                          California
The Art Institute of California - Orange County, Inc.                         California
The Art Institutes International Minnesota, Inc.                              Minnesota
The New England Institute of Art & Communications, Inc.                       Massachusetts
The Art Institute of New York City, Inc.                                      New York
The Art Institute Online, Inc.                                                Arizona
The Art Institute of Phoenix, Inc.                                            Arizona
The Art Institute of Portland, Inc.                                           Oregon
TAIC -- San Francisco, Inc.                                                   California
The Art Institute of Seattle, Inc.                                            Washington
The Art Institute of Washington, Inc.                                         District of Columbia
NCPT, Inc.                                                                    Georgia
International Fine Arts College, Inc.                                         Florida

                                                                       EXHIBIT A
                                                                       ---------


                           FORM OF LOCK-UP AGREEMENT

                               LOCK-UP AGREEMENT


                                                              October ____, 2001



J.P. MORGAN SECURITIES INC.
As Representative of
the Co-Managers and the Underwriters
named in Schedule I to the Underwriting
Agreement referred to below
c/o J.P. Morgan Securities Inc
    60 Wall Street
    New York, NY  10260

      Re:  Education Management Corporation --- Public Offering

Ladies and Gentlemen:

     The undersigned understands that you, as Representative of the Co-Managers and the several Underwriters, propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Education Management Corporation, a Pennsylvania corporation (the "Company"), providing for the public offering (the "Public Offering") by the several Underwriters named in Schedule I to the Underwriting Agreement (the "Underwriters"), of Common Stock, par value $.01 per share, of the Company (the "Securities"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

     In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration the receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc., on behalf of the Underwriters, the undersigned will not, during the period ending 90 days after the date of the prospectus relating to the Public Offering (the "Prospectus"), (i) offer, sell, offer to sell, contract to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock, $.01 per share par value, of the Company (the "Common Stock") or any securities which are substantially similar to Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may

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

be issued upon exercise of a stock option or warrant) or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities substantially similar to the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc., on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

     The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released form all obligations under this Letter Agreement.

     The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

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

     This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.


                              Very truly yours,

                              [NAME OF STOCKHOLDER]



                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

Accepted as of the date
first set forth above:

J.P. MORGAN SECURITIES INC.

Acting on behalf of itself, the Co-Managers and the several Underwriters named in
 Schedule I to the Underwriting Agreement

BY:  J.P. MORGAN SECURITIES INC.


By:
   -----------------------------
   Name:
   Title:

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